SECURITAS EDGAR FILINGS, INC.

A Nevada Corporation

Instructions For Completion of Subscription Documents

All persons who wish to purchase shares of common stock, par value, $.001 per share (the “Shares”), of Securitas Edgar Filings, Inc. (“Company”), a Nevada corporation, must carefully read and execute the attached documents according to the following instructions and return them to Securitas Edgar Filings, Inc., c/o Jeremy Pearman, 35 Meadow Street, Suite 308, Brooklyn, NY 11206;  NO SUBSCRIPTIONS CAN OR WILL BE ACCEPTED UNLESS THE SUBSCRIPTION DOCUMENTS WHICH FOLLOW ARE COMPLETED IN FULL ACCORDING TO THE INSTRUCTIONS WHICH FOLLOW.

A.

Subscription Agreement

This document, which makes certain representations concerning the prospective investor, must be completed as follows:

1.

Fill in the name, address and background information required by questions 1 through 6 and the accredited investor category and related business and financial data required by question 7 appearing on pages 2 through 4.

2.

Insert the number of Shares subscribed for and the total cash payable at closing ($.05 times the number of Shares subscribed for) in question 13 on page 7.  (There is a minimum purchase of 15,000 Shares unless a subscription for less is approved by the Company).

3.

Complete the ownership registration information required by question 14 on page 7.

4.

Date, sign and complete the information called for on the Signature Page on page 8.

B.

Broker/Dealer Certification

If a broker/dealer participated in the sale of the Shares, the participating broker/dealer should complete and return the Broker/Dealer Certification appearing on page 9.

C.

Purchaser Representative Questionnaire

If you are relying upon another person to analyze this investment or otherwise in making your investment decision, such person must complete, date and sign the Purchaser Representative Questionnaire on pages 10 through 11.  In addition, you must acknowledge such person as your Purchaser Representative by signing on page 11.

D.

Initial Capital Contribution

Please make your check payable to the order of “Securitas Edgar Filings, Inc.” in the amount of $.05 times the number of Shares subscribed for and return the same to the Company. Please note that the minimum investment is 15,000 shares, or $750.00, although we may, in our sole discretion, accept subscriptions for a lesser amount.

SECURITAS EDGAR FILINGS, INC.

A Nevada Corporation

SUBSCRIPTION AGREEMENT

Jeremy Pearman

Securitas Edgar Filings, Inc.

35 Meadow Street

Suite 308

Brooklyn, NY 11206

Dear Ladies and Gentleman:

The following information is furnished as the undersigned’s subscription for shares of common stock, $.001 par value per share (the “Shares”), offered by Securitas Edgar Filings, Inc., a Nevada corporation (the “Company”) and for you to determine whether the undersigned is qualified to purchase Shares.  I, the undersigned, understand that you will rely upon the following information for purposes of such determination and that the Shares will be registered under the Securities Act of 1933, as amended (the “Act”), in reliance upon the exemption from registration provided by Rule 506 of Regulation D and comparable provisions of applicable state securities laws.

I also understand that, in connection with my status as an Accredited Investor as defined by Rule 215 of the Act, I may be required to supply a balance sheet, prior years federal income tax returns or other appropriate documentation to verify and substantiate my status as an Accredited Investor.

ALL INFORMATION CONTAINED IN THIS SUBSCRIPTION AGREEMENT WILL BE TREATED CONFIDENTIALLY.  However, it is agreed that you may present this document to such parties as you deem appropriate if called upon to establish that the proposed offer and sale of the Shares is exempt from registration under the Act or meets the requirements of applicable state securities laws.  I understand that a false statement by me will constitute a violation of my representations and warranties under this Subscription Agreement and may also constitute a violation of law, for which a claim for damages may be made against me.  My investment in the Shares will not be accepted until the Company determines that I satisfy all of the suitability standards established by the Company.

I, the undersigned Subscriber, hereby supply you with the following information and representations:

1.

Full Name:

2.

Residence address (no P.O. Boxes please) and telephone number:

3.

Business address and telephone number:

4.

State in which the undersigned maintains principal residence:

5.

State in which the undersigned is registered to vote:

6.

If this investment is to be made by an entity (i.e. pension plan, profit sharing plan, trust, etc.), the undersigned further represents to you as follows:

A.

Name and address of entity making purchase (use full legal name):

B.

Name and address of person making investment decisions on behalf of the above entity:

C.

Position or title of person making investment decision on behalf of the above entity:

7.

A.   I certify that I am an Accredited Investor because I fall within one of the following categories:

(PLEASE CHECK APPROPRIATE CATEGORY)

1.

$1,000,000 Net Worth Natural Person.  A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase, exceeds $1,000,000.

2.

$200,000 Income Natural Person.  A natural person who had “individual income” in excess of $200,000 in each of the two most recent years and who reasonably expects “income” in excess of $200,000 in the current year.

3.

$300,000 Income Natural Person.  A natural person who had “joint income” with his or her spouse in excess of $300,000 in each of the two most recent years and who reasonably expects joint income in excess of $300,000 in the current year.

4.

Corporate, Partnership or Trust Investor.  The investor is a corporation, partnership or trust, not formed for the specific purpose of acquiring the securities offered herein, with total assets in excess of $5,000,000 and in the case of a trust, whose purchases are directed by a sophisticated person.

5.

Bank, Insurance Company, Investment Company, Business Development Company, etc., Investor.  The investor is a bank, insurance company, registered investment company, business development company, small business investment company or employee benefit plan having assets in excess of $5,000,000 or administered by an accredited investor.

6.

Officers of Company.  The investor is an executive officer or director of the Company.

B.

I represent that I am not an accredited investor. _______

C.

I further represent to you as follows:

1.

Employer and position of person making investment decision:_________________________

___________________________________________________________________________

2.

Prior employment (5 years) of person making investment decision:

(1)

________________________________________________________________________

(2)

________________________________________________________________________

Duties of (1)  ______________________________________________

Duties of (2)  ______________________________________________

Date of employment:

(1)

________________________________________________________________________

(2)

________________________________________________________________________

3.

Prior Investments of Purchaser:

Amount (Cumulative):

Real Estate

Up to

$50,000 to

Over

None

$50,000

$150,000

$150,000

Common Stock

Up to

$50,000 to

Over

None

$50,000

$150,000

$150,000

Bonds

Up to

$50,000 to

Over

None

$50,000

$150,000

$150,000

Other

Up to

$50,000 to

Over

None

$50,000

$150,000

$150,000

4.

My “Individual Income” from all sources, is at least:

2006 (actual)

     $50,000

     $100,000

     $200,000

2007 (actual)

     $50,000

     $100,000

     $200,000

2008 (actual)

     $50,000

     $100,000

     $200,000

5.

My personal net worth, either individually or with my spouse, is in excess of:

$250,000, exclusive of homes, home furnishings and automobiles.

$500,000, exclusive of homes, home furnishings and automobiles.

$750,000, exclusive of homes, home furnishings and automobiles.

$1,000,000, including all personal assets and liabilities

6.

I represent that I either:

(PLEASE CHECK APPROPRIATE CATEGORY)

Have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of an investment in the Shares and am not relying upon a Purchaser Representative and do not need one; or

Have obtained the services of a Purchaser Representative as defined in Regulation D (“Purchaser Representative”), in connection herewith whose name is:

________________________________________________________________________________________________________________________________________________

(The Purchaser Representative submits for your files a copy of the attached Purchaser Representative Questionnaire.)  The undersigned and the above named Purchaser Representative together have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of an investment in the Shares.

8.

Representations and Warranties.  I, the undersigned, represent and warrant as follows:

A.

I am purchasing the Shares and I have been supplied with a Memorandum dated February 15, 2009.  I understand that all documents, records and books pertaining to this investment have been made available by the Company for inspection by me or my attorney, accountant or Purchaser Representative.  I am familiar with the Company’s business objectives and the financial arrangements in connection therewith and I believe that the Shares I am purchasing are the kind of securities that I wish to hold for investment and that the nature and amount of the Shares are consistent with my investment program.  I, and my advisor(s), have had a reasonable opportunity to ask questions of and receive answers from the Company, concerning the Company and the Shares and all such questions have been answered to my full satisfaction.  I, or my representatives, have made such investigation of the facts and circumstances regarding my purchase of the Shares as I have deemed necessary.

B.

Subject to the terms and conditions hereof, I hereby irrevocably tender this Subscription Agreement for the purchase of the number of Shares indicated in Paragraph 13 below.  Payment of the full amount of $.05 per Share accompanies the delivery of this Subscription Agreement.  I am aware that the subscription herein is irrevocable but that the Company has the unconditional right to accept or reject this subscription in whole or in part, and that the sale of Shares pursuant hereto is subject to the approval of certain legal matters by counsel and to other conditions.  If my subscription is not accepted for any reason whatsoever, my money will be returned in full, without interest thereon or deduction therefrom, and the Company will be relieved of any responsibility or liability which might be deemed to arise out of my offer to subscribe for Shares.

C.

I have, either alone or together with my Purchaser Representative, such knowledge and experience in business and financial matters as will enable me to evaluate the merits and risks of the prospective investment and to make an informed investment decision.  I am also aware that no state or federal agency has reviewed or endorsed the Shares, and that the Shares involve a high degree of economic risk.

D.

I have been advised and am fully aware that investing in securities such as the Shares is a speculative and uncertain undertaking whose advantages and benefits are generally limited to a certain class of investors that Shares may be sold only to persons who understand the nature of the proposed operations of the Company and for whom the investment is suitable.

E.

I have relied on my own tax and legal advisor and my own investment counselor with respect to the income tax and investment considerations of a purchase of Shares.

F.

I understand that the Company has not registered the Shares under the Act or the applicable securities laws of any state in reliance on exemptions from registration.  I further understand that such exemptions depend upon my investment intent at the time I acquire the Shares, I therefore represent and warrant that I am purchasing the Shares for my own account for investment and not with a view to distribution, assignment, resale or other transfer of the Shares.  Except as specifically stated herein, no other person has a direct or indirect beneficial interest in the Shares.  Because the Shares are not registered, I am aware that I must hold them indefinitely unless they are registered under the Act and any applicable state securities laws or I must obtain exemptions from such registration.  I acknowledge that the Company is under no duty to comply with any exemption in the connection with my sale, transfer or other disposition under applicable rules and regulations.  I understand that in the event I desire to sell, assign, transfer, hypothecate or in any way alienate or encumber my Shares in the future, the Company can require that I provide, at my own expense, an opinion of counsel satisfactory to the Company to the effect that such action will not result in a violation of applicable federal or state securities laws and regulations or other applicable federal or state laws and regulations.

G.

The solicitation of an offer to purchase the Shares was directly communicated to me and any Purchaser Representative that I might have, through this Subscription Agreement.  At no time was I presented with or solicited by or through any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement or any other form of general advertising in connection with such communicated offer.

H.

I recognize that an investment in the Shares involves certain risks and I (and my Purchaser Representative) have taken full cognizance of and understand all of the risk factors related to the business objectives of the Company and the purchase of the Shares.

I.

All information which I provided herein including, without limitation, information concerning myself and my financial position and my knowledge of financial and business matters and that of my Purchaser Representative, is correct and complete as of the date hereof and if there should be any material change in such information prior to the acceptance of this Subscription Agreement, I will immediately provide the Company with such information.

J.

If the Subscriber is a corporation, partnership, trust or other entity, it is authorized and otherwise duly qualified to purchase and hold Shares; and such entity has not been formed for the specific purpose of acquiring Shares.  If the Subscriber is a trustee and is acquiring the Shares for the trust of which he is a trustee, he has sought the advise of counsel regarding whether the purchase of the Shares is an authorized trust investment and has been advised by counsel that, after reviewing the applicable state law and the terms of the trust investment, such counsel is of the opinion that the undersigned has the authority to purchase the Shares for the trust.

K.

If the Subscriber is an individual, he is 21 years of age, or if the Subscriber is an association, all of its members are of such age.

L.

I acknowledge and understand that I have been granted registration rights pursuant to the registration rights agreement attached hereto as Exhibit “B”.

9.

Restrictive Legend.  I hereby acknowledge and consent to the placement of the following restrictive legend on the certificate(s) or other document(s), if any, evidencing the Shares;  THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, UNLESS THE RESALE OF SUCH SECURITIES IS REGISTERED UNDER THE ACT OR UNLESS UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THAT SUCH TRANSFER WILL NOT RESULT IN ANY VIOLATION OF THE LAW.

10.

Indemnification.  I agree to indemnify and hold harmless the Company and its affiliates from and against all damages, losses, costs and expenses (including reasonable attorney’s fees) which they may incur by reason of my failure to fulfill any of the terms or conditions of this Subscription Agreement, or by reason of any untrue statement made herein or any breach of the representations and warranties made herein or in any document that I have provided to the Company.

11.

Agreement to Arbitrate Controversies.  The parties hereby agree to submit all disputes or claims of whatever kind arising from this transaction to binding arbitration in New York, New York according to the rules and practices of the American Arbitration Association as then in force.  The parties agree to abide by all awards and relief granted in any such proceeding and that all such awards may be submitted to any court of competent jurisdiction and that final judgment may be entered based upon such awards and an order of execution for their collection issued.  The parties hereby consent to jurisdiction in New York County.  Arbitration must be commenced by service upon the other party of a written demand for arbitration or a written notice of intention to arbitrate within one year after the claim or dispute arises and failure to institute arbitration proceedings within such period shall constitute an absolute bar to the institution of any proceedings and a waiver of all claims.

12.

Miscellaneous.

A.

I agree that I may not cancel, terminate or revoke this Subscription Agreement or any covenant hereunder and that this Subscription Agreement shall survive my death or disability and shall be binding upon my heirs, executors, administrators, successors and assigns.

B.

This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York.

C.

Within ten (10) days after receipt of a written request from the Company, I agree to provide such information and to execute and deliver such documents as reasonably may be necessary to comply with any and all laws and ordinances to which the Company is subject.

13.

Subscription.  I hereby subscribe for Shares as follows:

A.

Number of Shares (Minimum of 15,000)

_____

B.

Price per Share

X $.05

C.

Total Investment

$

14.

Registration and Address.

Mr./Mrs./Ms./Other

(Please print name(s) in which the Shares(s) subscribed are to be registered hereunder.)

_______________________________________________________

Social Security or Taxpayer ID Number of each Investor

Communications to be sent to (check one):                Home                   Business

Form of Ownership (check one):

A.

         Individual Ownership

B.

         Joint Tenants with Right of Survivorship (both or all parties signatures required)

C.

         Community Property (one signature required if Shares held in one name; two if held in both names)

D.

         Tenants in Common (all parties signatures required)

E.

         Partnership*

F.

         Corporation*

G.

         Other* (Trust, Pension Plan, etc.) Please specify:

*

If E, F or G is checked, documents authorizing Subscriber to make investment on behalf of that entity must accompany subscription.

SIGNATURE PAGE

The undersigned Subscriber, desiring to acquire Shares offered by Securitas Edgar Filings, Inc., a Nevada corporation, hereby agrees to all terms of the Subscription Agreement and agrees to be bound by the terms and provisions thereof.  The undersigned acknowledges that he/she meets the suitability standards set out in the Subscription Agreement and that an investment in the Shares is a suitable investment for him/her and affirms the truthfulness of the information and adopts the representations and warranties set out in this Subscription Agreement.

DATED this          day of                                      , 20____

Signature of Subscriber (if signing

Signature of Co-Investor (if any)

on behalf of an entity, state the

capacity in which you are signing)

Print Name of Subscriber

Print Name of Co-Investor (if any)

Address

Number of Shares(s)

Amount Paid In Upon Subscription

Checks should be made payable to “Securitas Edgar Filings, Inc.”

Mail or Deliver Subscription Funds and Documents to:

Attn: Jeremy Pearman

Securitas Edgar Filings, Inc.

35 Meadow Street

Suite 308

Brooklyn, NY 11206

SUBSCRIPTION ACCEPTED:

By:

Title:

SECURITAS EDGAR FILINGS, INC.

A Nevada Corporation

BROKER/DEALER CERTIFICATION (IF APPLICABLE)

Jeremy Pearman

Securitas Edgar Filings, Inc.

35 Meadow Street

Suite 308

Brooklyn, NY 11206

Dear Ladies and Gentleman:

Based on information obtained from the Subscriber concerning his investment objective, his representations and warranties expressed above, his other investments and his financial situation and needs, the undersigned broker/dealer has reasonable grounds to believe that an investment in the Shares is suitable for the Subscriber and prior to the Subscriber’s executing this Subscription Agreement, the undersigned broker/dealer has informed the Subscriber of any compensation the undersigned broker/dealer shall receive on account of the sale of Shares herein and all pertinent facts relating to an investment in the Shares.

                                                                                                 Broker/Dealer

By:

Name and Title:

Address:

Telephone Number:

SECURITAS EDGAR FILINGS, INC.

A Nevada Corporation

PURCHASER REPRESENTATIVE QUESTIONNAIRE

Jeremy Pearman

Securitas Edgar Filings, Inc.

35 Meadow Street

Suite 308

Brooklyn, NY 11206

Dear Ladies and Gentleman:

The following information is furnished to you so that you may determine whether the undersigned’s client,                                 (the “Purchaser”), together with the undersigned and other purchaser representatives, if any, have such knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Shares of Common Stock of Securitas Edgar Filings, Inc., a Nevada corporation, as required under applicable federal and state securities laws.  I understand that you will rely upon the information contained herein for purposes of such determination, and that the Shares will not be registered under the Securities Act of 1933, as amended (the “Act”), in reliance upon the exemption from registration provided by Rule 506 of Regulation D or other applicable exemptions available under the Act and corresponding provisions of applicable state securities laws.

All information contained herein will be treated confidentially.  However, we agree that you may present this questionnaire to such parties as you deem appropriate if called upon to establish that the proposed offer and sale of the Shares is exempt from registration under the Act or meets the requirements of applicable state securities laws.

I am acting as Purchaser Representative for the Purchaser in connection with the Purchaser’s investment in the Shares and, in that connection, I furnish you with the following representations and information (Please print):

1.

Name:

2.

Age:

3.

Profession (or business) and title, if applicable: ______________________________________

4.

(a)  Business address:

(b)  Telephone number:

5.

Details of any training or experience in financial, business or tax matters which qualify me to act in the capacity of Purchaser Representative (include current and prior employment, business or professional education, professional licenses now held, Securities and Exchange Commission or state broker/dealer registrations held, and, if applicable, participation in evaluation of similar investments in the past):

6.

The undersigned has not, during the past ten years, (i) been convicted, indicted or investigated in connection with any past or present criminal proceeding (excluding traffic violations and other minor offenses); or (ii) been the subject of any order, judgment or decree of any court of competent jurisdiction permanently or temporarily enjoining the undersigned from acting as an investment advisor, underwriter, broker or dealer in securities or as an affiliated person, director or employee of an investment company, bank, savings and loan association or insurance company, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security, or been the subject of any order of a federal or state authority barring or suspending, for more than sixty days, the undersigned’s right to be engaged in any such activity, or to be associated with persons engaged in any such activity, which order has not been reversed or suspended.

7.

I have such knowledge and experience in financial, business and tax matters so as to be capable of evaluating, alone or together with the Purchaser, the relative merits and risks of an investment in the Shares.

8.

There is no material relationship between me or my affiliates and the Company or its affiliates which now exists or is mutually understood to be contemplated or which has existed as a result of any such relationship.

9.

In advising the Purchaser in connection with the Purchaser’s prospective investment in the Shares, I will be relying in part on the Purchaser’s own experience in certain areas.

Yes

No

10.

In advising the Purchaser in connection with the Purchaser’s prospective investment in the Shares, I will be relying in part on the expertise of an additional Purchaser Representative or Representatives.

Yes

No

If “Yes,” give the name and address of such additional Representative(s):

11.

I agree to advise you promptly of any material changes in the foregoing information which may occur prior to the termination of the Offering.

The undersigned hereby certifies that, to the best of his knowledge and belief, the information set forth herein is true, complete and correct.

Signature

Date

The undersigned Purchaser hereby confirms that he has read the information disclosed by the Purchaser Representative in response to the foregoing Questionnaire and does hereby acknowledge said Purchaser Representative to be his Purchaser Representative in connection with the purchase of Shares pursuant to the Subscription Agreement.

Purchaser Signature

Purchaser Signature (if joint ownership)

Date